UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

SEARS, ROEBUCK AND CO.

(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -	Financial Information

Item 2.02       Results of Operations and Financial Condition

Under Item 8.01 hereto, the Registrant sets forth fourth quarter and full year 2004 earnings revised to reflect the correction of an error in the Registrant’s accounting practices associated with construction allowances that was disclosed in its press release dated February 15, 2005.

The Registrant’s revised unaudited financial statements for the fourth quarter and full year 2004 are attached hereto as Exhibit 99.

Section 8 -	Other Events

Item 8.01       Other Events.

As previously reported in its Feb.15 press release, Sears, Roebuck and Co. reviewed its accounting practices related to leasing transactions in connection with the recent attention placed on accounting for leases. Based on its internal review and consultation with its independent auditors, the company identified an error in accounting practices associated with landlord construction allowances for properties of Sears Canada. Historically, these allowances were classified in the balance sheet as a reduction of property and equipment and were amortized as a reduction of depreciation expense over the estimated useful life of the property. The company will now record construction allowances as deferred credits, which will be amortized as a reduction of rent expense over the lease term. To correct the cumulative error, the company recorded additional expense of $18 million after-tax in the fourth quarter of 2004 to lengthen the amortization period over which construction allowances are recognized. The change will have no impact on the company’s historical or future cash flows or timing of payments.

Accordingly, Sears, Roebuck and Co. today is revising its previously reported fourth quarter and full year 2004 results as a result of the company recording additional expense of $18 million after-tax within its fourth quarter 2004 results. Of the $18 million after-tax expense, $5 million, or $0.02 per share, is attributable to the current year. The company is now reporting net income of $360 million, or $1.68 per share on an average base of 214.3 million common equivalent shares, for the fourth quarter ended Jan. 1, 2005, compared with net income of $2.7 billion, or $10.84 per share on an average base of 253.6 million common equivalent shares, in the fourth quarter of 2003. The prior year results include the results of the domestic Credit and Financial Products and National Tire & Battery (“NTB”) businesses divested in the fourth quarter of 2003.

Sears’ fourth quarter 2003 earnings also included a pretax gain of $4.1 billion, or $10.38 per share, related to the sale of the company’s domestic Credit and Financial Products business, a pretax charge of $791 million, or $1.98 per share, on the early retirement of debt that occurred as a result of the sale of the company’s domestic Credit and Financial Products business and a pretax gain of $81 million, or $0.20 per share, related to the sale of NTB.

Domestic
The Domestic segment, which includes all domestic retail formats as well as the company’s corporate functions, reported operating income of $471 million for the fourth quarter of 2004, compared with operating income of $49 million in the fourth quarter of 2003, with the prior year period benefiting from an additional week in the fiscal quarter. The prior year results included an operating loss of $642 million from the divested domestic Credit and Financial Products business and operating income of $6 million from the divested NTB business. The operating loss of $642 million included a pretax charge of $791 million on the early retirement of debt that occurred as a result of the sale of the company’s domestic Credit and Financial Products business.

Merchandise sales and services revenues for the 2004 fourth quarter were $9.6 billion, compared with $10.2 billion in the prior year period. Prior year revenues included approximately $560 million attributable to the 53rd week and $80 million from NTB. Overall, domestic comparable store sales, excluding the 53rd week in the fourth quarter of 2003, decreased 0.2 percent in the fourth quarter of 2004. In the home group, sales of home appliances, particularly in cooking and laundry, were strong with digital cameras and entertainment software also performing well in the quarter. Within apparel, comparable store sales were in-line with expectations, with improvements in several key categories including sportswear, outerwear and juniors.

The gross margin rate for the quarter decreased to 27.2 percent in the current year from 29.2 percent in the prior year primarily driven by increased in-season clearance markdowns taken on slower moving inventory and a higher level of promotional markdowns.

Selling and administrative expenses for the fourth quarter were $1.9 billion and included $13 million of direct costs associated with the pending merger with Kmart Holding Corporation. The prior year selling and administrative expenses of $2.1 billion included $73 million related to divested businesses.

Sears Canada
Sears Canada reported revised operating income of $89 million for the fourth quarter of 2004, compared with operating income of $109 million in the fourth quarter of 2003 following the $51 million pretax charge related to its accounting for construction allowances.

Revenues for the fourth quarter increased 4.0 percent to $1.6 billion. Sales declines across most major merchandise categories were offset by favorable foreign currency exchange rates. In addition, during the fourth quarter of 2004, Sears Canada amended certain provisions of its credit card receivables securitization program resulting in the recognition of $32 million of revenue from the sale of receivables. Overall, on a Canadian dollar basis, Sears Canada comparable store sales, excluding the 53rd week in the fourth quarter of 2003, decreased 1.7 percent in the fourth quarter of 2004.

The gross margin rate declined to 30.5 percent in the current year quarter from 30.9 percent in the prior year, primarily due to a change in sales mix weighted more heavily toward lower margin products, including home appliances and furniture, and increased promotional activity.

Selling and administrative expenses as a percentage of revenues decreased to 21.7 percent in the current year quarter from 23.5 percent in the prior year, primarily due to lower payroll and benefit expenses.

Full-Year 2004 Earnings
The company also reported revised full-year 2004 net income before the cumulative effect of a change in accounting principle of $332 million, or $1.53 per share on an average base of 216.7 million common equivalent shares, compared with net income of $3.4 billion, or $11.86 per share on an average base of 286.3 million common equivalent shares, for 2003.

The company’s 2004 full-year results include a one-time, non-cash, after-tax charge of $839 million, or $3.87 per share, for the cumulative effect of a change in accounting principle related to its domestic pension and post-retirement medical benefit plans. Net loss after the cumulative effect of this accounting change was $507 million, or $2.34 per share for the full year.

Several other significant items affected the 2004 full year results, including revenue from the sale of Sears Canada’s receivables, direct costs associated with the pending merger with Kmart Holding Corporation, the curtailment gain related to changes to the company’s retiree medical benefits, the interest and associated debt retirement costs related to the legacy debt of the former Credit and Financial Products business, a charge for severance costs associated with the restructuring of the company’s home office organization, additional depreciation expense due to shortening the estimated remaining useful lives for assets sold to Computer Sciences Corporation and a charge to correct the accounting for construction allowances.

The company’s 2003 full-year results also included significant items, including the gain on the sale of the domestic Credit and Financial Products business, the gain on the sale of NTB, the loss on the early retirement of debt, and a charge resulting from the company’s refinement of its business strategy for The Great Indoors.

Significant Developments
On Nov. 17, 2004, Sears and Kmart Holding Corporation announced a definitive merger agreement that would combine Sears and Kmart into a major new retail company named Sears Holdings Corporation. Sears Holdings is expected to be the nation’s third largest retailer, initially with approximately $55 billion in annual revenues and 2,350 full-line and off-mall stores and 1,100 specialty retail stores in the United States. The merger, which is expected to close in early March 2005, is subject to the receipt of shareholder and regulatory approvals and the satisfaction or waiver of other customary closing conditions.

Financial Position
As a result of the sale of the domestic Credit and Financial Products business in November 2003 and related liability management actions, the company’s domestic term debt position has been reduced to $2.7 billion as of the end of the current fiscal year, down from $5.3 billion at the end of the prior year. The company retired $150 million of domestic term debt in the fourth quarter of 2004.

Share Repurchase
During the fourth quarter of 2004, the company repurchased 0.6 million common shares at a total cost of approximately $20 million, or an average price of $32.35 per share. As of Jan. 1, 2005, the company had remaining authorization to repurchase approximately $480 million of common shares by Dec. 31, 2006, under its share repurchase program approved by the board of directors in October 2003. As a result of the pending merger with Kmart Holding Corporation, the company has suspended its share repurchase program.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the expected benefits of the business combination transaction with Kmart Holding Corporation, and future financial and operating results. Such statements are based upon the current beliefs and expectations of Kmart’s and Sears’ management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the timing of receipt of regulatory approvals in connection with the transaction; the failure of Kmart and Sears stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; failure to quickly realize synergies and cost-savings from the transaction as a result of technical, logistical, competitive and other factors; disruption from the transaction making it more difficult to maintain relationships with clients, employees or suppliers; competitive conditions in retail and related services industries; changes in consumer confidence, tastes, preferences and spending; the availability and level of consumer debt; the successful execution of, and customer response to, strategic initiatives, including the full-line store strategy and the conversion and integration of the Kmart stores and other new store locations; the pace of growth in store locations, which may be higher or lower than anticipated; the possibility that new business and strategic options for one or more business segments will be identified, potentially including selective acquisitions, dispositions, restructurings, joint ventures and partnerships; trade restrictions, tariffs, and other factors potentially affecting the ability to find qualified vendors and access products in an efficient manner; the ability to successfully implement initiatives to improve inventory management capabilities; anticipated cash flow; changes in interest rates; the outcome of pending legal proceedings and bankruptcy claims; social and political conditions such as war, political unrest and terrorism or natural disasters; the possibility of negative investment returns in any pension plans; volatility in financial markets; the terms and availability of debt financing; changes in debt ratings, credit spreads and cost of funds; the possibility of interruptions in systematically accessing the public debt markets; the impact of seasonal buying patterns, which are difficult to forecast with certainty; and general economic conditions and normal business uncertainty. These forward-looking statements speak only as of the time first made, and no undertaking has been made to update or revise them as more information becomes available. Additional factors that could cause Kmart’s and Sears’ results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Reports on Forms 10-K of Kmart and Sears filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).

Registration Statement
Sears Holdings Corporation has filed a Registration Statement on Form S-4 with the SEC (Registration No. 333-120954) containing a preliminary joint proxy statement-prospectus regarding the proposed transaction. Stockholders are urged to read the definitive joint proxy statement-prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will also be able to obtain a free copy of the definitive joint proxy statement-prospectus, as well as other filings containing information about Sears Holdings, Kmart Holding and the company, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the definitive joint proxy statement-prospectus and the filings with the SEC that will be incorporated by reference in the definitive joint proxy statement- prospectus can also be obtained, without charge, by directing a request to Kmart Holding Corporation, 3100 West Big Beaver Road, Troy, Michigan, 48084, Attention: Office of the Secretary, or to the company, 3333 Beverly Road, Hoffman Estates, Illinois, 60179, Attention: Office of the Secretary.

The proposed directors and executive officers of Sears Holdings, the respective directors and executive officers of Kmart Holding and the company and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Sears Holdings’ proposed directors and executive officers, Kmart’s and the company’s directors and executive officers and other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement-prospectus contained in the above-referenced Registration Statement on Form S-4.

Section 9 -	Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99 — Sears, Roebuck and Co. Unaudited Financial Statements for Fourth Quarter and Full Year 2004 (Revised)

The exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, but shall be deemed to be incorporated by reference in, and made a part of, the following registration statements filed under the Securities Act of 1933, as amended: Registration Statements No. 2-80037, 33-18081, 33-23793, 33-41485, 33-45479, 33-55825, 33-58851, 33-64345, 33-64775, 333-08141, 333-18591, 333-38131, 333-43309, 333-52056, 333-72514, 333-87942, 333-92082, 333-102114, 333-113532, 333-120219, 333-120954 and 333-121776.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS, ROEBUCK AND CO.
By:	/s/ Michael J. Graham
Michael J. Graham
Vice President and Controller

Date: February 17, 2005

EXHIBIT INDEX

Exhibit No.
99	Sears, Roebuck and Co. Unaudited Financial Statements for Fourth Quarter and Full Year 2004 (Revised)

E-1